IQM-P1 05/26

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED MAY 29, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED AUGUST 1, 2025, OF
FRANKLIN INTELLIGENT MACHINES ETF

This supplement is intended to notify shareholders of a proposed change to the Fund’s fundamental concentration policy as approved by the Board, subject to shareholder vote.

The Board of Trustees of Franklin Templeton ETF Trust (the Trust) on behalf of Franklin Intelligent Machines ETF (the Fund) recently approved, subject to shareholder approval, changing the Fund’s fundamental policy regarding industry concentration under the Investment Company Act of 1940. It is anticipated that in August 2026 shareholders of the Fund will receive a proxy statement describing the proposed new policy and requesting their votes on such proposal. If the proposed new concentration policy is approved by the Fund’s shareholders, it is expected that such change will be effective on or around November 1, 2026, and the Fund’s prospectus and statement of additional information will be updated accordingly to reflect the new policy.

Please keep this supplement with your prospectus for future reference.